81895-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   August 14, 2002


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



           Delaware                     0-20199                  43-1420563
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(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
        of corporation)                                      Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                 63043
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:          (314) 770-1666
                                                   -----------------------------






---------------------------------------- ---------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

                           On August 13, 2002, Express Scripts, Inc. received a
                  subpoena duces tecum issued by the Office of Inspector General
                  (OIG) of the U.S. Department of Health and Human Services. The subpoena seeks information on stock options, warrants, shares of stock or other items of value given by the company to Richard Norling, chairman and chief executive officer of Premier, Inc. or to other persons affiliated with Premier. Premier, Inc., among other things, operates as a group purchasing organization for its hospital-based health system members.


Item 9.   Regulation FD Disclosure

         The following information is furnished pursuant to Regulation FD.

                           On August 14, 2002, Express Scripts, Inc. issued a
                  press release with reapect to the subpoena duces tecum received from the OIG. Such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EXPRESS SCRIPTS, INC.



Date:   August 14, 2002               By: /s/ Barrett A. Toan
                                         --------------------------------------
                                           Barrett A. Toan
                                           Chairman and Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION

  99.1                      Press release, dated August 14, 2002